EXHIBIT 99.1

TAB: PY-A1

WAMU prelim 040605 pricing - Price/Yield - A1

Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR
100.26955	4.630	4.525	4.421	4.315	4.206	Yield
100.26955	41	57	67	70	67	Spread
100.30080	4.617	4.500	4.383	4.263	4.141	Yield
100.30080	40	54	63	65	61	Spread
100.33205	4.603	4.474	4.345	4.212	4.077	Yield
100.33205	39	52	59	60	54	Spread
100.36330	4.590	4.448	4.307	4.161	4.012	Yield
100.36330	37	49	56	55	48	Spread
100.39455	4.577	4.423	4.269	4.110	3.948	Yield
100.39455	36	47	52	49	41	Spread
100.42580	4.564	4.397	4.230	4.059	3.884	Yield
100.42580	35	44	48	44	35	Spread
100.45705	4.550	4.372	4.192	4.008	3.820	Yield
100.45705	33	42	44	39	29	Spread
100.48830	4.537	4.346	4.154	3.957	3.756	Yield
100.48830	32	39	40	34	22	Spread
100.51955	4.524	4.321	4.116	3.906	3.691	Yield
100.51955	31	37	37	29	16	Spread
100.55080	4.510	4.295	4.078	3.855	3.627	Yield
100.55080	30	34	33	24	9	Spread
100.58205	4.497	4.270	4.040	3.804	3.563	Yield
100.58205	28	31	29	19	3	Spread

WAL	2.59	1.29	0.85	0.63	0.50
Mod Durn	2.34	1.22	0.82	0.61	0.48
Principal Window	1 - 64	1 - 32	1 - 21	1 - 15	1 - 12
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you Goldman Sachs & Co. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.
Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Goldman Sachs & Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).

Tab: PY-A2
WAMU prelim 040605 pricing - Price/Yield - A2

Price	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR
100.26965	4.872	4.651	4.610	4.566	4.521	Yield
100.26965	21	31	47	52	58	Spread
100.30090	4.867	4.641	4.594	4.546	4.494	Yield
100.30090	21	30	46	50	55	Spread
100.33215	4.861	4.631	4.579	4.525	4.468	Yield
100.33215	20	29	44	48	53	Spread
100.36340	4.855	4.620	4.564	4.505	4.442	Yield
100.36340	20	28	43	46	50	Spread
100.39465	4.849	4.610	4.548	4.484	4.416	Yield
100.39465	19	27	41	44	48	Spread
100.42590	4.843	4.600	4.533	4.463	4.390	Yield
100.42590	18	26	39	42	45	Spread
100.45715	4.838	4.589	4.518	4.443	4.364	Yield
100.45715	18	25	38	39	42	Spread
100.48840	4.832	4.579	4.502	4.422	4.337	Yield
100.48840	17	24	36	37	40	Spread
100.51965	4.826	4.569	4.487	4.402	4.311	Yield
100.51965	17	23	35	35	37	Spread
100.55090	4.820	4.559	4.472	4.381	4.285	Yield
100.55090	16	22	33	33	35	Spread
100.58215	4.814	4.548	4.456	4.360	4.259	Yield
100.58215	15	21	32	31	32	Spread

WAL	6.34	3.33	2.18	1.60	1.25
Mod Durn	5.36	3.02	2.03	1.51	1.19
Principal Window	64 - 89	32 - 48	21 - 32	15 - 23	12 - 18
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you Goldman Sachs & Co. The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.
Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Goldman Sachs & Co. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website. Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. The Computational Materials do not include all of the information required to be included in the final prospectus supplement. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the Goldman Sachs & Co. at 212-902-1171, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Please be advised that the securities herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
Goldman Sachs & Co. and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).